UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ORGANICELL REGENERATIVE MEDICINE, INC.

(Name of Registrant as Specified in its Charter)

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ORGANICELL REGENERATIVE MEDICINE, INC.

3321 College Avenue, Suite 246

Davie FL 33314

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that on December 8, 2023, the holders of a majority of the voting rights of Organicell Regenerative Medicine, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), represented by the Company’s issued and outstanding shares of Series C Non-Convertible Preferred Stock (the “Majority Voting Stockholders”), pursuant to a written consent in lieu of a meeting of stockholders in accordance with the Nevada General Corporation Law (“NGCL”) approved and authorized an amendment to the Company’s Articles of Incorporation to change the name of the Company from Organicell Regenerative Medicine, Inc. to “Zeo ScientifiX, Inc.” (the “Name Change”).

The name change will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada as described in the accompanying Information Statement, which will not be less than twenty (20) days after the mailing of this Notice and the accompanying Information Statement to stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Voting Stockholders pursuant to the NGCL. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until at least twenty (20) calendar days after the mailing of the Information Statement to our stockholders.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the corporate action taken in detail.

Sincerely,

/s/ Harry Leider, M.D.
Harry Leider, M.D. Chief Executive Officer

Dated: December 20, 2023

This Information Statement is dated December 20, 2023 and is first being mailed to stockholders of record of Organicell Regenerative Medicine, Inc. on or about December 22, 2023.

ORGANICELL REGENERATIVE MEDICINE, INC.

3321 College Avenue, Suite 246

Davie FL 33314

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of Organicell Regenerative Medicine, Inc. (“we,” “us.” “our” or the “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada General Corporation Law (“NGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ or appraisal rights under the NGCL are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on December 11, 2023 (the “Record Date”).

OUTSTANDING COMMON STOCK

As of the Record Date, we had issued and outstanding 6,125,482 shares of common stock, par value $0.001 per share, such shares constituting all of the Company’s issued and outstanding common stock.

All share information set forth in this Information Statement gives effect to a one-for-200 reverse stock split implemented on November 28, 2023.

On December 8, 2023, the Company’s Board of Directors (the “Board”), by written consent in lieu of a meeting, unanimously approved and authorized the corporate action described in this Information Statement. In addition, on such date, as permitted under the NGCL, the holders (the “Majority Voting Stockholders”) of our Series C Non-Convertible Preferred Stock (the “Series C Preferred Stock”), approved and authorized the corporate action described in this Information Statement by written consent in lieu of a meeting of stockholders. The Series C Preferred Stock entitles the holders thereof to 51.0% of the voting rights of the Company on all matters presented to stockholders for a vote, including the matters set forth herein, regardless of the number of shares of common stock or other voting securities issued and outstanding.

CORPORATE ACTION

The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

●	On December 8, 2023, the Company’s Board by written consent in lieu of a meeting, unanimously approved and adopted a resolution to amend the Company’s Articles of Incorporation to change the name of the Company to “Zeo ScientifiX, Inc.” (the “Name Change”) and referred the proposed name change amendment of the Articles of Incorporation to the Majority Voting Stockholders for approval; and

●	On December 8, 2023, the Majority Voting Stockholders by written consent in lieu of a meeting, unanimously approved the Name Change and the related amendment to the Articles of Incorporation.

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of the Record Date, by:

●	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock;

●	each of the Company’s executive officers;

●	each of Company’s directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within sixty (60) days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Organicell Regenerative Medicine, Inc., 3321 College Avenue, Suite 246, Davie FL 33314. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or convertible securities held by such persons that are exercisable within 60 days of the Record Date, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of the Record Date was 6,125,482. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Officers and Directors	Title	Shares	% of Class(1)	% of Voting Power(2)
Harry Leider, M.D.(3)	Chief Executive Officer and Director	76,497	1.23%	*
Ian Bothwell(4)	Chief Financial Officer and Director	927,594	14.69%	7.20%
Dr. George Shapiro(5)	Chief Medical Officer and Director	418,771	6.82%	3.34%
Howard L. Golub, M.D.(6)	Executive Vice President and Chief Science Officer	187,500	2.97%	1.46%
Chuck Bretz(7)	Director – Chairman	5,000	*	*
Jerry Glauser(8)	Director	138,333	2.26%	1.11%
Leathem Stearn(9)	Director	70,833	1.16%	*
Gurvinder Pal Singh(10)	Director	5,000	*	*

All officers and directors as a group (8 persons)		1,829,528	27.69%	13.57%

Other 5% or Greater Stockholders
Skycrest Holdings LLC(11)		1,008,604	14.67%	32.69%
Greyt Ventures LLC(12)		1,000,000	14.54%	32.63%
Dr. Bhupendra Kumar Modi(13)		500,000	8.16%	4.00%

*	Less than 1%.

(1)	Based on 6,125,482 shares of vested common stock outstanding as of the Record Date.

(2)	Based on 6,125,482 shares of vested common stock and 100 Series C Preferred Shares outstanding as of the Record Date. The shares of common stock and the Series C Preferred Shares vote together as a single class on all matters presented to stockholders, except as required by Nevada law. Each Series C Preferred Share entitles the holder to 51.0 % of the combined voting power of the Company’s capital stock and an aggregate of 51.0% for all 100 Series C Preferred Shares outstanding, notwithstanding the number of shares of common stock outstanding.

(3)	Includes vested warrants to purchase 47,500 shares of common stock of the Company under the Plan and warrants to purchase 23,750 shares of common stock of the Company under the Plan that vest within sixty (60) days of the date of this Information Statement.

(4)	Includes warrants to purchase 187,500 shares of common stock of the Company.

(5)	Includes warrants to purchase 15,750 shares of common stock of the Company.

(6)	Includes vested warrants to purchase 125,000 shares of common stock of the Company under the Plan and warrants to purchase 62,500 shares of common stock of the Company under the Plan that vest within sixty (60) days of the date of this Information Statement.

(7)	Includes vested warrants to purchase 5,000 shares of common stock of the Company.

(8)	Includes vested warrants to purchase 5,000 shares of common stock of the Company.

(9)	Includes 62,500 shares of common stock held of record by Stearn Enterprises LLC, of which Mr. Stearn is the sole beneficial owner. Includes vested warrants to purchase 5,000 shares of common stock of the Company.

(10)	Includes vested warrants to purchase 5,000 shares of common stock of the Company.

(11)	812 Meridian Lane, Hollywood FL 33020. Represents 258,604 shares of common stock, warrants to purchase 750,000 shares of common stock and 50 Series C Preferred Shares held of record by Skycrest Holdings, LLC, of which Louis Birdman is the managing member.

(12)	20533 Biscayne Blvd., Suite 648, Aventura, FL 33180. Represents 250,000 shares of common stock, warrants to purchase 750,000 shares of common stock and 50 Series C Preferred Shares held of record by Greyt Ventures LLC, of which Ms. Wendy Grey is the sole member and manager.

(13)	6 Marina Boulevard # 63-18, Singapore 018985. Represents 250,000 shares of common stock held of record by Beyond 100 FZE and 250,000 shares of common stock held of record by Smart Co. Holding Pte. Ltd., each of which Dr. Modi is the sole beneficial owner.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as “anticipates,” “believes,” “estimates,” “expects,” “hopes” “targets” or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

DESCRIPTION OF CORPORATE ACTION

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On December 8, 2023, the Board and the Majority Stockholders approved resolutions authorizing the Company to amend the Articles of Incorporation to change the name of the Company from Organicell Regenerative Medicine, Inc. to “Zeo ScientifiX, Inc.” As amended, Article I of the Articles of Incorporation will read as follows:

ARTICLE I. The name of the Company is Zeo ScientifiX, Inc.

Purpose of the Name Change

The purpose of the amendment to our Articles of Incorporation is to change the name of the Company to one that more clearly reflects the Company’s focus on the development of innovative advanced biological therapeutics for regenerative medicine.

Amendment to Articles of Incorporation

On the date that is twenty (20) days following the mailing of this Information Statement to stockholders, or such later date as determined by the Board, the Company will file the amendment to its Articles of Incorporation with the Secretary of State of Nevada in order to effect the change in the Company’s name.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act we file periodic reports, documents and other information with the SEC. Such reports. documents and other information may be viewed at the SEC’s website at www.sec.gov.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.